SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 13, 2008

PULMO BIOTECH INC.

(Exact name of Registrant as specified in charter)
Delaware	000-50678	20-5622985

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 Park Avenue, Suite 7B

New York NY 10028-0912

(Address of Principal Executive Offices)

(646) 827 9362

(Registrant's telephone number, including area code)

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 13, 2008, the Board of Directors of Pulmo BioTech Inc., a Delaware corporation (the "Company"), approved the change of the Company's fiscal year end from December 31 to March 31, to match the existing fiscal year end of its PulmoScience Inc. subsidiary. The report covering the transition period will be filed on Form 10-K within 90 days from March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PULMO BIOTECH INC.
Date: May 14, 2008	By: /s/ Garry McCann.
Name: Garry McCann, President and Chief Executive Officer